Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE MIDDLE DISTRICT OF NORTH CAROLINA
WINSTON-SALEM DIVISION

IN RE:	)
)
FRISBY TECHNOLOGIES, INC.,	)	CASE NO. B-03-50158C-11W
)
)
Debtor.	)

FIFTH MONTHLY REPORT OF DEBTOR-IN-POSSESSION
MAY 1, 2003 THROUGH MAY 31, 2003

     NOW COMES Frisby Technologies, Inc., by and through counsel, in compliance with General Procedures established by the United States Bankruptcy Code for the Middle District of North Carolina for Chapter 11 cases, and respectfully submits the following Report of Activities and Summary of Financial Transactions regarding the property and affairs of the Debtor-In-Possession for the period May 1, 2003 through May 31, 2003.

     I.     REPORT OF ACTIVITIES

     1.     On January 16, 2003, Frisby Technologies, Inc. (“Debtor”) filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in the Middle District of North Carolina.

     2.     Frisby Technologies, Inc. was founded in 1989 for the purpose of engaging in the development and commercialization of branded thermal management products for use in a broad range of consumer and industrial products. The Company has developed products which utilize licensed patents and proprietary Micro-Encapsulated Phase Change Material technology to enhance thermal characteristics. These characteristics provide temperature balancing benefits to the end product. The Company’s products are primarily known as “Thermasorb®” and “Comfortemp” and are available for use in a variety of consumer and industrial products

     3.     On May 2, 2003, the Debtor filed a motion requesting authorization to enter into Lease Agreement, or in the alternative for authority to enter into lease and expedite hearing on motion to enter into lease for office facilities at 155 Commerce Drive, Advance, North Carolina. The proposed Lease Agreement was for a one-year term in the amount of $3,088.58 per month, which includes utilities.

     4.     On May 5, 2003, the Court entered an Order Granting Expedited Hearing on Motion to Enter into Lease, setting a hearing for May 7, 2003.

     5.     On May 8, 2003, the Debtor filed a Motion for Orders (A) Authorizing and Scheduling an Auction at Which the Debtor Will Solicit Bids for the Sale of Certain of Its Assets; (B) Approving Procedures for the Submission of Competing Offers; (C) Approving Breakup Fee Provisions; (D)

Scheduling a Hearing to Consider Approval of Such Sale; (E) Approving the Form and Manner of Notice of the Auction Procedures and Sale Hearing; (F) Authorizing the Sale of the Assets to Carl Fruedenberg KG or the Highest Bidder at the Auction; (G) Authorizing the Sale of the Assets to Buyer Free and Clear of All Liens, Claims, Encumbrances and Other Interests; (H) Approving the Form of Asset Purchase Agreement; (I) Authorizing and Approving the Rejection of Certain Executory Contracts; and (J) Granting Related Relief (the “Motion for Orders”). A hearing on the matter was set for June 5, 2003.

     6.     On May 9, 2003, the Debtor filed an Application for Extension of Debtor’s Exclusive Time to File Plan and Disclosure Statement requesting the exclusivity period be extended for an additional ninety-days, up to and through August 7, 2003.

     7.     On May 12, 2003, the Debtor amended its Application for Extension of Debtor’s Exclusive Time to File Plan and Disclosure Statement to include that the time for acceptance of the Plan of Reorganization by creditors be extended an additional ninety-days up to and through October 6, 2003. A hearing on the matter was set for June 5, 2003.

     8.     On May 12, 2003, the Debtor filed its Response to the Motion for Relief from Automatic Stay filed on April 21, 2003 by Outlast Technologies, Inc. in order to pursue certain litigation pending in District Court for the District of Colorado concerning alleged patent infringement. A hearing on the matter was held May 14, 2003.

     9.     On May 21, 2003, the Court entered an order authorizing the Debtor to enter into lease for office facilities at 155 Commerce Drive, Advance, North Carolina, for a one-year term in the amount of $3,088.58 per month, which includes utilities.

     10.    On May 21, 2003, the Court entered an order temporarily granting the Debtor to employ the services of an independent consultant to act as Chief Restructuring Officer, and continued the hearing on the Debtor’s motion to employ independent consultant to act as Chief Restructuring Office to July 16, 2003.

     11.    On May 21, 2003, the Unsecured Creditors Committee filed a Complaint against Fin.Part International S.A. and Musi Investments S.A., Adversary Proceeding Number 03-6090.

     12.    On May 21, 2003, the Unsecured Creditors Committee file a Complaint against DAMAD Holding AG and Bluwat AG, Adversary Proceeding Number 03-6091.

     13.    On May 22, 2003, a Notice of Appearance and Request for Service was filed by Alan D. McInnes on behalf of creditor, Forsyth Management Co., LLC.

     14.    On May 29, 2003, the Unsecured Creditor Committee filed an Objection to the Debtor’s Motion for Orders filed on May 8, 2003, as set forth in Paragraph 5 supra.

     15.    On May 30, 2003, creditors DAMAD Holding AG and Bluwat AG filed a Response to the Debtor’s Motion for Orders filed on May 8, 2003, as set forth in Paragraph 5 supra.

     16.    On May 30, 2003, creditor Schoeller Textil AG filed a Response to the Debtor’s Motion for Orders filed on May 8, 2003, as set forth in Paragraph 5 supra.

     17.    Currently Mark Gillis, Chief Restructuring Officer, is negotiating with several parties, subject to confidentiality agreements, concerning the purchase of some or all of the Debtor’s assets.

II. SUMMARY OF OPERATIONS

     Statement of Cash Receipts and Disbursements During May 1, 2003 through May 31, 2003, the cash receipts and disbursements of the Debtor-in-Possession were as detailed on the attached Exhibit “A”.

     THIS the 30th day of June, 2003.

/s/ Dirk W. Siegmund

DIRK W. SIEGMUND
Attorney for Debtor
North Carolina State Bar No. 20796

OF COUNSEL:

IVEY, MCCLELLAN, GATTON & TALCOTT
Post Office Box 3324
Greensboro, North Carolina 27402
Telephone: (336) 274-4658

FRISBY TECHNOLOGIES, INC.	CASE NUMBER: 03-50158 C-11

Part A:

SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS

		Amount	Amount

1.	Cash balance from previous month's report (1)		$50,834

2.	Total cash receipts		515,337
3.	Cash disbursements:
	Bank Name Account No. Disbursements
	Bank of America DIP 375 551 6875 $231,050
	Total cash disbursements		231,050

4.	Monthly cash surplus/(deficit) [Item 2 minus item 3 total]		284,287

5.	Ending cash balance (1) [Item 1 plus item 4]		$335,121

(1) excludes petty cash

A.	Remember to list every account, including payroll, tax, operating, savings, or any other account from which disbursements are made.

B.	You must include the total disbursements from each and every account.

C.	You must include either a detailed listing showing date, payee (or source), reference number, account classification, and amount of every receipt and disbursement as an attachment to this report. In lieu of the detailed listing it is permissible to attach a report that summarizes by account every receipt or disbursement. Any such report must contain sufficient detail that the average businessperson can easily ascertain the nature and amount of the receipt or disbursement. When a report is filed without this information it will be deemed incomplete and considered to not have been filed until this report is complete.

D.	Attach copies of all Bank Statements and a copy of the Bank Reconciliation.

Part B:

SUMMARY OF BANK ACCOUNT INFORMATION

Bank Name	Account No.	Nature of Account	Amount*

Bank of America	375 551 6875	DIP Account	$335,121

		Total bank balance	$335,121

* This amount should be the ending balance from the checkbook after it was reconciled to the bank statement. For accounts such as certificates of deposit, this amount should be the value of the account at the end of the period. If the bank balance does not agree with the ending cash balance, in Part A above, please explain the difference.

Part C:

SUMMARY OF DEBT INCURRED SINCE PETITION WAS FILED

List here all debts, of whatever, nature, incurred since the filing of the petition that were not paid as of the end of the period covered by this report. Do not include amounts owed prior to the filing of the petition. The list should include trade payables, accrued salaries, accrued expenses, accrued taxes, accrued interest, additional borrowing, and any other debt that has not been paid. Attach an additional sheet if necessary. If no post-petition debts have been incurred, or if all post petition debts are current indicate this by writing “none” in the space below.

Date debt incurred	Description of debt	Amount

See attached
	Total amount of post-petition debts remaining unpaid	$319,223

Part D:

CERTIFICATIONS

1.	Yes	All post-petition taxes are currently paid or deposited. (Attach receipts evidencing payment of taxes/deposit of funds for tax payments.)

2.	Yes	Adequate insurance is currently paid and in force.

3.	Yes	New financial books and records were opened as of the petition date. They are being maintained monthly and are current.

4.	Yes	New DIP bank accounts were opened at an approved depository and are reconciled.

5.	Yes	All administrative expenses [post-petition obligations] other than taxes are current.

6.	No	Pre-petition debts [obligations due on or before the filing of the case] have not been paid since the filing of this chapter case.

7.	Yes	The only transfers of property made during this period were transfers which were in the ordinary course of business.

8.	Yes	Estate funds which are on deposit in banking institutions are fully covered by FDIC or FSLIC insurance of $100,000.00.

9.	Yes	A copy of all the corresponding bank statements are attached.

If the answer to any of the above statements is no, please explain in the space provided below. If additional space is needed, please attach to the monthly report as many additional sheets as are necessary to fully explain.

#6. Pre-petition payroll and related taxes; general insurance paid after filing.

Part E:

PROFESSIONAL FEES

     List below the fees and expenses for all professionals paid by, or to be paid by, the bankruptcy estate:

		Amount	Amount	Amount
Name	Period	Requested	Allowed	Paid

ABTV	1/13 – 5/31	145,350	145,350	121,998
Ivey, McClellan, Gatton & Talcott *	1/17 – 5/31	138,501	138,501	138,501

* Note that these funds have been paid to Ivey, McClellan, Gatton & Talcott’s trust account and will remain there until such time as fee applications for professionals have been approved by order of the bankruptcy court.

Part F:

STATUS OF PLAN AND DISCLOSURE STATEMENT

     Describe the progress that the debtor has made towards formulating and preparing the disclosure statement and plan of reorganization, including describing specifically what preparations are being undertaken to file those documents and what steps or action must be taken before a plan and disclosure statement can be filed. In addition, the debtor shall specify a date when the plan and disclosure statement will be filed. If the plan and disclosure statement were not filed within 120 days of the filing of the petition, explain why the plan and disclosure statement have not been filed and what remains to be done before a plan and disclosure statement can be filed.

On May 7th, the Debtor filed a Motion for Orders Pursuant to Sections 105(a), 363, 365, and 1146(c) of the Bankruptcy Code (A) Authorizing and Scheduling an Auction at which the Debtor will Solicit Bids for the Sale of Certain of its Assets; (B) Approving Procedures for the Submission of Competing Offers; (C) Approving Breakup Fee Provisions; (D) Scheduling a Hearing to Consider Approval of Such Sale; (E) Approving the Form and Manner of Notice of the Auction Procedures and Sale Hearing; (F) Authorizing the Sale of Assets to Carl Freudenberg KG or the Highest Bidder at the Auction; (G) Authorizing the Sale of the Assets to Buyer Free and Clear of all Liens, Claims, Encumbrances and Other Interests; (H) Approving the Form of Asset Purchase Agreement; (I) Authorizing and Approving the Rejection of Certain Executory Contracts; and (J) Granting Related Relief (the “Motion”), seeking authority to sell a major portion of the Debtor’s intellectual property to Carl Freudenberg KG for a price of $1,250,000.

It is expected that, pending approval of the Court, the sale to Carl Freudenberg KG or subsequent upset bidder, as set forth in the Motion, will close in June of 2003.

Part F – continued

In addition, on May 12th the Debtor filed an “Amended Application for Extension of Debtors Exclusive Time to File Plan and Disclosure Statement”. The Debtor expects to have determined the disposition of substantially all its assets on or around the closing date associated with the assets subject to Freudenberg’s offer.

Balance of this page intentionally left blank.

Part G:

ACCRUAL BASIS INCOME/(LOSS) FOR THE MONTH*

		Amount
1.	Net sales	582,139
2.	Cost of goods sold	167,299

3.	Gross margin (Item 1 minus 2)	414,840
4.	Sales, general, & administrative expenses	104,513

5.	Net income (loss) (Item 3 minus 4)	310,327

     *If a detailed income statement is available, please attach it to the monthly report.

SUMMARY OF ACCOUNTS RECEIVABLE

		Amount
1.	Beginning balance – 5/1/03	310,655
2.	Sales on account	199,359
3.	Collections and adjustments on account	(104,513)

4.	Ending balance (Item 1 plus item 3)	405,501

STATUS OF COLLECTIONS

Amount
Current to 30 days	145,397
31 to 60 days	886
61 to 90 days	1,107
91 to 120 days	41,376
121 days and older	216,735

TOTAL:	405,501

SUMMARY OF INVENTORY

		Amount
1.	Beginning balance	456,133
2.	Ending balance	345,473

3.	Net change in inventory (Item 1 minus item 2)	(110,660)

Part H:

QUARTERLY ACCRUAL BASIS BALANCE SHEET

     Part H must be completed on at least a quarterly basis and filed with the reports for March, June, September and December of each year, unless waived by the Bankruptcy Administrator. With the prior approval of the Bankruptcy Administrator, an “in-house” accrual balance sheet may be substituted for the format below.

     Interim month – balance sheet not presented.

     I declare under penalty of perjury that the information contained in this Monthly Report for the month of May, 2003 is true and correct to the best of my knowledge and belief.

     This the 25th day of June, 2003.

FRISBY TECHNOLOGIES, INC.

/s/ Mark D. Gillis

Mark D. Gillis, Chief Restructuring Officer

     Pursuant to and in accordance with Bankruptcy Rule 9011, I certify that the information contained in this Monthly Report is true and correct to the best of my knowledge and belief.

     This the 25th day of June, 2003.

/s/ Dirk W. Sigmund

Dirk W. Siegmund, Esq.
Attorney for Debtor

FRISBY TECHNOLOGIES, INC.
Receipts and Disbursements — May 1 - May 31, 2003

Cash Balance - beginning of period	50,834
Receipts
DIP Revolver	—
Collection on A/R	388,688
Proceeds from Asset Sales/Other	126,649

Total Receipts	515,337

Disbursements
Raw Material Disbursements	41,757
Freight/Fed Ex/UPS	852
Total Gross Payroll - Includes All Taxes	30,011
401-K Funding (EE withholdings)	3,611
Sales Commissions & Travel	1,896
Insurance - Medical, General & Auto	2,372
Factory/Facilities Expenses (Leases)	60,137
Utilities/Telephone	4,787
Travel & Expense Reimbursements	28
Professional Fees and Expenses	31,747
ABTV Fees	30,144
Interest/Debt Payments and Fees	1,389
Miscellaneous Expenses/Deposits	22,319

Total Disbursements	231,050

Cash Flow from Operations	284,287

Cash Balance - end of period	335,121

UNAUDITED

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FRISBY TECHNOLOGIES INC.
G/L JOURNAL LISTING
Fiscal Period: 2003/5 Ending: 05/31/03

Journal	Date	Period	Account	Account Description	Transaction Description	Debit	Credit
CR-808	05/01/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:D-845512 BB&T Insurance Ref	365.00	0.00
			01-6370-01	Insurance Expense - General-G&	Ck:D-845512 BB&T Insurance Ref	0.00	365.00
					Journal Entry Total:	365.00	365.00
CR-831	05/09/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:W-05082003 APRIL SHOWER COR	799.37	0.00
			01-1100-00	Accounts Receivable	Ck:W-05082003 APRIL SHOWER COR	0.00	799.37
			01-1035-00	Cash - B of A - DIP	Ck:W-05022003 Amorim Solutions	32.56	0.00
			01-1100-00	Accounts Receivable	Ck:W-05022003 Amorim Solutions	0.00	32.56
			01-1035-00	Cash - B of A - DIP	Ck:D-16896 Residue North, Inc.	2,477.75	0.00
			01-1310-00	Inventory Reserve -Obsolesence	Ck:D-16896 Residue North, Inc.	0.00	2,477.75
			01-1035-00	Cash - B of A - DIP	Ck:D-25267 WHITEWATER OUTDOORS	3,168.00	0.00
			01-1100-00	Accounts Receivable	Ck:D-25267 WHITEWATER OUTDOORS	0.00	3,168.00
			01-1035-00	Cash - B of A - DIP	Ck:D-2921 DRussell Medical&Den (1)	1,304.75	0.00
			01-1105-00	Accounts Receivable - Employee	Ck:D-2921 DRussell Medical&Den	0.00	1,304.75
					Journal Entry Total:	7,782.43	7,782.43
CR-832	05/09/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:D-2637 GFrisby Cobra Medica (1)	610.05	0.00
			01-1105-00	Accounts Receivable - Employee	Ck:D-2637 GFrisby Cobra Medica	0.00	610.05
					Journal Entry Total:	610.05	610.05
CR-870	05/16/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:D-2637 GFrisby Cobra Premiu (1)	610.05	0.00
			01-1105-00	Accounts Receivable - Employee	Ck:D-2637 GFrisby Cobra Premiu	0.00	610.05
			01-1035-00	Cash - B of A - DIP	Ck:D-13391 SWANY AMERICA CORP.	29,880.00	0.00
			01-1100-00	Accounts Receivable	Ck:D-13391 SWANY AMERICA CORP.	0.00	29,880.00
			01-1035-00	Cash - B of A - DIP	Ck:W-05122003 SCHOELLER TEXTIL	21,024.40	0.00
			01-1100-00	Accounts Receivable	Ck:W-05122003 SCHOELLER TEXTIL	0.00	21,024.40
					Journal Entry Total:	51,514.45	51,514.45
CR-879	05/19/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:D-13302 SWANY AMERICA CORP.	4,800.00	0.00
			01-1100-00	Accounts Receivable	Ck:D-13302 SWANY AMERICA CORP.	0.00	4,800.00
					Journal Entry Total:	4,800.00	4,800.00
CR-880	05/12/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:D-5467 Phone Sales |J.Savag	1,350.00	0.00
			01-1100-01	Accounts Receivable-Other	Ck:D-5467 Phone Sales |J.Savag	0.00	1,350.00
			01-1035-00	Cash - B of A - DIP	Ck:D-14687 Phone Sales|Viking	850.00	0.00
			01-1100-01	Accounts Receivable-Other	Ck:D-14687 Phone Sales|Viking	0.00	850.00
			01-1035-00	Cash - B of A - DIP	Ck:D-05122003 Action Auction P	121,510.03	0.00
			01-1100-01	Accounts Receivable-Other	Ck:D-05122003 Action Auction P	0.00	121,510.03
					Journal Entry Total:	123,710.03	123,710.03
CR-931	05/05/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:D-13367 Swany America Corp	15,000.00	0.00
			01-3004-01	Sales - License Fees/Royalties	Ck:D-13367 Swany America Corp	0.00	15,000.00
					Journal Entry Total:	15,000.00	15,000.00
CR-933	05/22/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:D-5998 MARYANNE LEBBOSSIERE	96.00	0.00
			01-1100-00	Accounts Receivable	Ck:D-5998 MARYANNE LEBBOSSIERE	0.00	96.00
					Journal Entry Total:	96.00	96.00
CR-945	05/28/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:D-13439 Swany America Corp	316,850.00	0.00
			01-3004-01	Sales - License Fees/Royalties	Ck:D-13439 Swany America Corp	0.00	316,850.00
			01-1035-00	Cash - B of A - DIP	Ck:D-1189 PAPO May,June Cobra (1)	732.02	0.00
			01-1105-00	Accounts Receivable - Employee	Ck:D-1189 PAPO May,June Cobra	0.00	732.02
			01-1035-00	Cash - B of A - DIP	Ck:D-30346 SURE FOOT	257.00	0.00
			01-1100-00	Accounts Receivable	Ck:D-30346 SURE FOOT	0.00	257.00
					Journal Entry Total:	317,839.02	317,839.02
CR-972	05/30/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:D-30107045 QVC, INC. (11) 44,233.40	24,662.83	0.00
			01-1100-00	Accounts Receivable	Ck:D-30107045 QVC, INC.	0.00	17,804.34
			01-1100-00	Accounts Receivable	Ck:D-30107045 QVC, INC.	8,670.00	0.00
			01-1100-00	Accounts Receivable	Ck:D-30107045 QVC, INC.	0.00	40.50
			01-1100-00	Accounts Receivable	Ck:D-30107045 QVC, INC.	365.20	0.00
			01-1100-00	Accounts Receivable	Ck:D-30107045 QVC, INC.	0.00	623.70
			01-1100-00	Accounts Receivable	Ck:D-30107045 QVC, INC.	0.00	150.00
			01-1100-00	Accounts Receivable	Ck:D-30107045 QVC, INC.	0.00	645.98
			01-1100-00	Accounts Receivable	Ck:D-30107045 QVC, INC.	600.55	0.00
			01-1100-00	Accounts Receivable	Ck:D-30107045 QVC, INC.	0.00	4,911.84
			01-1100-00	Accounts Receivable	Ck:D-30107045 QVC, INC.	0.00	7,978.71
			01-1100-00	Accounts Receivable	Ck:D-30107045 QVC, INC.	0.00	246.50
			01-1100-00	Accounts Receivable	Ck:D-30107045 QVC, INC.	0.00	25,500.00
			01-1100-00	Accounts Receivable	Ck:D-30107045 QVC, INC.	0.00	10,994.66
			01-1100-00	Accounts Receivable	Ck:D-30107045 QVC, INC.	32,561.75	0.00
			01-1100-00	Accounts Receivable	Ck:D-30107045 QVC, INC.	2,035.90	0.00
					Journal Entry Total:	68,896.23	68,896.23
CR-975	05/30/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:D48425 Perry Chemical	25.00	0.00
			01-1100-00	Accounts Receivable	Ck:D48425 Perry Chemical	0.00	25.00

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FRISBY TECHNOLOGIES INC.
G/L JOURNAL LISTING
Fiscal Period: 2003/5 Ending: 05/31/03

Page: 2
Date: 06/02/03
Time: 11:33 am

Journal	Date	Period	Account	Account Description	Transaction Description	Debit	Credit
					Journal Entry Total:	25.00	25.00
					CR Journal Totals:	590,638.21	590,638.21
					Report Totals:	590,638.21	590,638.21

BANK OF AMERICA
CASH RECEIPTS
375-551-6875

MED INS. REIMB. (1)	(3256.87)
APRIL C/R POSTED IN MAY	(27830.83)
NON-CASH POSTINGS (11)	(44233.40)
WIRE FEES & ADJ	20.10
	515,337.21

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FRISBY TECHNOLOGIES INC.
G/L JOURNAL LISTING
Fiscal Period: 2003/5 Ending: 05/31/03

Page: 1
Date: 06/02/03
Time: 11:33 am

Journal	Date	Period	Account	Account Description	Transaction Description	Debit	Credit
CD-807	05/01/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:5012003 Oh, Jonathan	0.00	1,525.42
			01-2031-00	Accts Payable - Post Petition	Ck:5012003 Oh, Jonathan	794.85	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:5012003 Oh, Jonathan	4.87	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:5012003 Oh, Jonathan	725.70	0.00
					Journal Entry Total:	1,525.42	1,525.42
CD-813	05/05/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1106 Overnite	0.00	448.79
			01-2031-00	Accts Payable - Post Petition	Ck:1106 Overnite	448.79	0.00
					Journal Entry Total:	448.79	448.79
CD-815	05/01/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1107 Danad Holding AG	0.00	1,388.90
			01-2031-00	Accts Payable - Post Petition	Ck:1107 Danad Holding AG	1,388.90	0.00
					Journal Entry Total:	1,388.90	1,388.90
CD-820	05/07/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1108 ATCOM BUSINESS TELEPHO	0.00	550.00
			01-2031-00	Accts Payable - Post Petition	Ck:1108 ATCOM BUSINESS TELEPHO	550.00	0.00
					Journal Entry Total:	550.00	550.00
CD-821	05/07/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1109 Laudy Group LLC	0.00	8,383.35
			01-2031-00	Accts Payable - Post Petition	Ck:1109 Laudy Group LLC	8,383.35	0.00
					Journal Entry Total:	8,383.35	8,383.35
CD-822	05/07/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1110 Visible Goth, LLC	0.00	8,687.15
			01-2031-00	Accts Payable - Post Petition	Ck:1110 Visible Goth, LLC	8,687.15	0.00
					Journal Entry Total:	8,687.15	8,687.15
CD-833	05/09/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:5062003 CPI QUALIFIED PLAN	0.00	3,610.86
			01-2031-00	Accts Payable - Post Petition	Ck:5062003 CPI QUALIFIED PLAN	3,610.86	0.00
					Journal Entry Total:	3,610.86	3,610.86
CD-834	05/09/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1111 Shenandoah Life Insura	0.00	269.10
			01-2031-00	Accts Payable - Post Petition	Ck:1111 Shenandoah Life Insura	269.10	0.00
					Journal Entry Total:	269.10	269.10
CD-837	05/12/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1112 Action Auctions	0.00	11,046.38
			01-2031-00	Accts Payable - Post Petition	Ck:1112 Action Auctions	11,046.38	0.00
					Journal Entry Total:	11,046.38	11,046.38
CD-838	05/12/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1113 ADP, INC	0.00	72.55
			01-2031-00	Accts Payable - Post Petition	Ck:1113 ADP, INC	72.55	0.00
					Journal Entry Total:	72.55	72.55
CD-839	05/12/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1114 Anderson Bauman Tourte	0.00	7,572.00
			01-2031-00	Accts Payable - Post Petition	Ck:1114 Anderson Bauman Tourte	7,572.00	0.00
					Journal Entry Total:	7,572.00	7,572.00
CD-840	05/12/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1115 BELLSOUTH	0.00	96.14
			01-2031-00	Accts Payable - Post Petition	Ck:1115 BELLSOUTH	96.14	0.00
					Journal Entry Total:	96.14	96.14
CD-841	05/12/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1116 Bowne	0.00	651.00
			01-2031-00	Accts Payable - Post Petition	Ck:1116 Bowne	651.00	0.00
					Journal Entry Total:	651.00	651.00
CD-842	05/12/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1117 Cintas	0.00	40.79
			01-2031-00	Accts Payable - Post Petition	Ck:1117 Cintas	40.79	0.00
					Journal Entry Total:	40.79	40.79
CD-843	05/12/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1118 CITY OF WINSTON-SALEM	0.00	6.72
			01-2031-00	Accts Payable - Post Petition	Ck:1118 CITY OF WINSTON-SALEM	6.72	0.00
					Journal Entry Total:	6.72	6.72
CD-844	05/12/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1119 Duke Power	0.00	1,011.90
			01-2031-00	Accts Payable - Post Petition	Ck:1119 Duke Power	1,011.90	0.00
					Journal Entry Total:	1,011.90	1,011.90
CD-845	05/12/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1120 Ivey,McClellan,Gatton	0.00	14,000.00
			01-2031-00	Accts Payable - Post Petition	Ck:1120 Ivey,McClellan,Gatton	3,500.00	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1120 Ivey,McClellan,Gatton	3,500.00	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1120 Ivey,McClellan,Gatton	3,500.00	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1120 Ivey,McClellan,Gatton	3,500.00	0.00

Prog: glr15
User: aggie

FRISBY TECHNOLOGIES INC.
G/L JOURNAL LISTING
Fiscal Period: 2003/5 Ending: 05/31/03

Page: 2
Date: 06/02/03
Time: 11:33 am

Journal	Date	Period	Account	Account Description	Transaction Description	Debit	Credit
					Journal Entry Total:	14,000.00	14,000.00
CD-846	05/12/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1121 LENTZ TRANSFER AND STO	0.00	3,100.00
			01-2031-00	Accts Payable - Post Petition	Ck:1121 LENTZ TRANSFER AND STO	3,100.00	0.00
					Journal Entry Total:	3,100.00	3,100.00
CD-847	05/12/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1122 McCrosson, Douglas	0.00	28.41
			01-2031-00	Accts Payable - Post Petition	Ck:1122 McCrosson, Douglas	28.41	0.00
					Journal Entry Total:	28.41	28.41
CD-848	05/12/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1123 Ohio Child Support Pay	0.00	254.80
			01-2031-00	Accts Payable - Post Petition	Ck:1123 Ohio Child Support Pay	127.40	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1123 Ohio Child Support Pay	127.40	0.00
					Journal Entry Total:	254.80	254.80
CD-849	05/12/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1124 PURCHASE POWER	0.00	115.00
			01-2031-00	Accts Payable - Post Petition	Ck:1124 PURCHASE POWER	115.00	0.00
					Journal Entry Total:	115.00	115.00
CD-850	05/12/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1125 SALEM BUSINESS PARK, L	0.00	1,953.13
			01-2031-00	Accts Payable - Post Petition	Ck:1125 SALEM BUSINESS PARK, L	1,953.13	0.00
					Journal Entry Total:	1,953.13	1,953.13
CD-851	05/12/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1126 Taylor Maid	0.00	200.00
			01-2031-00	Accts Payable - Post Petition	Ck:1126 Taylor Maid	200.00	0.00
					Journal Entry Total:	200.00	200.00
CD-852	05/12/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1127 Time Warner TeleCom	0.00	1,341.75
			01-2031-00	Accts Payable - Post Petition	Ck:1127 Time Warner TeleCom	1,341.75	0.00
					Journal Entry Total:	1,341.75	1,341.75
CD-859	05/15/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1128 Visible Goth, LLC	0.00	37,425.66
			01-2030-00	Accounts Payable	Ck:1128 Visible Goth, LLC	7,677.06	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1128 Visible Goth, LLC	14,874.30	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1128 Visible Goth, LLC	14,874.30	0.00
					Journal Entry Total:	37,425.66	37,425.66
CD-887	05/05/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:5052003 Freudenberg Vliesst	0.00	2,483.00
			01-2031-00	Accts Payable - Post Petition	Ck:5052003 Freudenberg Vliesst	2,483.00	0.00
					Journal Entry Total:	2,483.00	2,483.00
CD-888	05/20/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:5202003 Oh, Jonathan	0.00	43.10
			01-2031-00	Accts Payable - Post Petition	Ck:5202003 Oh, Jonathan	43.10	0.00
					Journal Entry Total:	43.10	43.10
CD-907	05/22/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1129 ADP, INC	0.00	82.55
			01-2031-00	Accts Payable - Post Petition	Ck:1129 ADP, INC	82.55	0.00
					Journal Entry Total:	82.55	82.55
CD-908	05/22/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1130 AETNA U.S. HEALTHCARE	0.00	3,229.91
			01-2031-00	Accts Payable - Post Petition	Ck:1130 AETNA U.S. HEALTHCARE	3,229.91	0.00
					Journal Entry Total:	3,229.91	3,229.91
CD-909	05/22/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1131 Alliance Industrial Se	0.00	1,922.50
			01-2031-00	Accts Payable - Post Petition	Ck:1131 Alliance Industrial Se	1,922.50	0.00
					Journal Entry Total:	1,922.50	1,922.50
CD-910	05/22/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1132 AMERICAN STOCK TRANSFE	0.00	750.00
			01-2031-00	Accts Payable - Post Petition	Ck:1132 AMERICAN STOCK TRANSFE	750.00	0.00
					Journal Entry Total:	750.00	750.00
CD-911	05/22/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1133 Anderson Bauman Tourte	0.00	10,000.00
			01-2031-00	Accts Payable - Post Petition	Ck:1133 Anderson Bauman Tourte	2,500.00	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1133 Anderson Bauman Tourte	2,500.00	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1133 Anderson Bauman Tourte	2,500.00	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1133 Anderson Bauman Tourte	2,500.00	0.00
					Journal Entry Total:	10,000.00	10,000.00
CD-912	05/22/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1134 Bowne	0.00	687.00
			01-2031-00	Accts Payable - Post Petition	Ck:1134 Bowne	687.00	0.00

Prog: glr15 FRISBY TECHNOLOGIES INC. Page: [illegible]
User: aggie G/L JOURNAL LISTING Date: 06/02/03
Fiscal Period: 2003/5 Ending: 05/31/03 Time: 11:33 am

Journal	Date	Period	Account	Account Description	Transaction Description	Debit	Credit
					Journal Entry Total:	687.00	687.00
CD-913	05/22/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1135 BROWNING, MICHAEL	0.00	66.24
			01-2031-00	Accts Payable - Post Petition	Ck:1135 BROWNING, MICHAEL	66.24	0.00
					Journal Entry Total:	66.24	66.24
CD-914	05/22/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1136 CARGO BROKERS INTERNAT	0.00	351.16
			01-2031-00	Accts Payable - Post Petition	Ck:1136 CARGO BROKERS INTERNAT	351.16	0.00
					Journal Entry Total:	351.16	351.16
CD-915	05/22/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1137 Frisby Petty Cash	0.00	202.29
			01-2031-00	Accts Payable - Post Petition	Ck:1137 Frisby Petty Cash	202.29	0.00
					Journal Entry Total:	202.29	202.29
CD-916	05/22/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1138 GE FINANCIAL ASSURANCE	0.00	787.42
			01-2031-00	Accts Payable - Post Petition	Ck:1138 GE FINANCIAL ASSURANCE	787.42	0.00
					Journal Entry Total:	787.42	787.42
CD-917	05/22/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1139 HESS LANDSCAPES, INC.	0.00	125.00
			01-2031-00	Accts Payable - Post Petition	Ck:1139 HESS LANDSCAPES, INC.	125.00	0.00
					Journal Entry Total:	125.00	125.00
CD-918	05/22/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1140 Ivey,McClellan,Gatton	0.00	2,000.00
			01-2031-00	Accts Payable - Post Petition	Ck:1140 Ivey,McClellan,Gatton	2,000.00	0.00
					Journal Entry Total:	2,000.00	2,000.00
CD-919	05/22/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1141 LENTZ TRANSFER AND STO	0.00	743.50
			01-2031-00	Accts Payable - Post Petition	Ck:1141 LENTZ TRANSFER AND STO	743.50	0.00
					Journal Entry Total:	743.50	743.50
CD-920	05/22/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1142 Microtek Laboratories	0.00	7,500.00
			01-2031-00	Accts Payable - Post Petition	Ck:1142 Microtek Laboratories	7,500.00	0.00
					Journal Entry Total:	7,500.00	7,500.00
CD-921	05/22/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1143 NEXTEL COMMUNICATIONS	0.00	81.19
			01-2031-00	Accts Payable - Post Petition	Ck:1143 NEXTEL COMMUNICATIONS	81.19	0.00
					Journal Entry Total:	81.19	81.19
CD-922	05/22/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1144 Ohio Child Support Pay	0.00	254.80
			01-2031-00	Accts Payable - Post Petition	Ck:1144 Ohio Child Support Pay	127.40	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1144 Ohio Child Support Pay	127.40	0.00
					Journal Entry Total:	254.80	254.80
CD-923	05/22/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1145 Piedmont Natural Gas	0.00	1,746.07
			01-2031-00	Accts Payable - Post Petition	Ck:1145 Piedmont Natural Gas	1,746.07	0.00
					Journal Entry Total:	1,746.07	1,746.07
CD-924	05/22/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1146 PIP Printing	0.00	505.84
			01-2031-00	Accts Payable - Post Petition	Ck:1146 PIP Printing	505.84	0.00
					Journal Entry Total:	505.84	505.84
CD-925	05/22/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1147 Ruggiero, John	0.00	154.20
			01-2031-00	Accts Payable - Post Petition	Ck:1147 Ruggiero, John	154.20	0.00
					Journal Entry Total:	154.20	154.20
CD-926	05/22/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1148 TWIN CITY WAREHOUSES,I	0.00	334.41
			01-2031-00	Accts Payable - Post Petition	Ck:1148 TWIN CITY WAREHOUSES,I	334.41	0.00
					Journal Entry Total:	334.41	334.41
CD-927	05/22/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1149 UNITED PARCEL SERVICE	0.00	33.41
			01-2031-00	Accts Payable - Post Petition	Ck:1149 UNITED PARCEL SERVICE	33.41	0.00
					Journal Entry Total:	33.41	33.41
CD-928	05/22/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1150 Verizon	0.00	278.47
			01-2031-00	Accts Payable - Post Petition	Ck:1150 Verizon	278.47	0.00
					Journal Entry Total:	278.47	278.47
CD-929	05/22/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1151 WALL PRINTING	0.00	1,607.14
			01-2031-00	Accts Payable - Post Petition	Ck:1151 WALL PRINTING	1,607.14	0.00

Prog: glr15
User: aggie

FRISBY TECHNOLOGIES INC.
G/L JOURNAL LISTING
Fiscal Period: 2003/5 Ending: 05/31/03

Page: 4
Date: 06/02/03
Time: 11:33 am

Journal	Date	Period	Account	Account Description	Transaction Description	Debit	Credit
					Journal Entry Total:	1,607.14	1,607.14
CD-930	05/22/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1152 WASTE MANAGEMENT	0.00	239.96
			01-2031-00	Accts Payable - Post Petition	Ck:1152 WASTE MANAGEMENT	239.96	0.00
					Journal Entry Total:	239.96	239.96
CD-935	05/22/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:5222003 Wall Street Journal	0.00	9,600.00
			01-2031-00	Accts Payable - Post Petition	Ck:5222003 Wall Street Journal	9,600.00	0.00
					Journal Entry Total:	9,600.00	9,600.00
CD-952	05/22/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:522003 Wall Street Journal	0.00	20.00
			01-2031-00	Accts Payable - Post Petition	Ck:522003 Wall Street Journal	20.00	0.00
					Journal Entry Total:	20.00	20.00
CD-960	05/29/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1153 AETNA U.S. HEALTHCARE	0.00	366.01
			01-2031-00	Accts Payable - Post Petition	Ck:1153 AETNA U.S. HEALTHCARE	366.01	0.00
					Journal Entry Total:	366.01	366.01
CD-961	05/29/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1154 Alliance Industrial Se	0.00	965.00
			01-2031-00	Accts Payable - Post Petition	Ck:1154 Alliance Industrial Se	965.00	0.00
					Journal Entry Total:	965.00	965.00
CD-962	05/29/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1155 Anderson Bauman Tourte	0.00	12,572.00
			01-2031-00	Accts Payable - Post Petition	Ck:1155 Anderson Bauman Tourte	2,500.00	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1155 Anderson Bauman Tourte	2,500.00	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1155 Anderson Bauman Tourte	7,572.00	0.00
					Journal Entry Total:	12,572.00	12,572.00
CD-963	05/29/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1156 Atlantic.Net	0.00	69.80
			01-2031-00	Accts Payable - Post Petition	Ck:1156 Atlantic.Net	69.80	0.00
					Journal Entry Total:	69.80	69.80
CD-964	05/29/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1157 Bodner & O'Rourke, LLP	0.00	525.00
			01-2031-00	Accts Payable - Post Petition	Ck:1157 Bodner & O'Rourke, LLP	525.00	0.00
					Journal Entry Total:	525.00	525.00
CD-965	05/29/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1158 Covista	0.00	53.37
			01-2031-00	Accts Payable - Post Petition	Ck:1158 Covista	53.37	0.00
					Journal Entry Total:	53.37	53.37
CD-966	05/29/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1159 FISH & RICHARDSON	0.00	2,175.36
			01-2031-00	Accts Payable - Post Petition	Ck:1159 FISH & RICHARDSON	2,175.36	0.00
					Journal Entry Total:	2,175.36	2,175.36
CD-967	05/29/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1160 Ivey,McClellan,Gatton	0.00	2,000.00
			01-2031-00	Accts Payable - Post Petition	Ck:1160 Ivey,McClellan,Gatton	2,000.00	0.00
					Journal Entry Total:	2,000.00	2,000.00
CD-968	05/29/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1161 Laudy Group LLC	0.00	3,353.34
			01-2031-00	Accts Payable - Post Petition	Ck:1161 Laudy Group LLC	3,353.34	0.00
					Journal Entry Total:	3,353.34	3,353.34
CD-969	05/29/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1162 Microtek Laboratories	0.00	11,083.33
			01-2031-00	Accts Payable - Post Petition	Ck:1162 Microtek Laboratories	11,083.33	0.00
					Journal Entry Total:	11,083.33	11,083.33
CD-970	05/29/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:1163 UNITED PARCEL SERVICE	0.00	18.34
			01-2031-00	Accts Payable - Post Petition	Ck:1163 UNITED PARCEL SERVICE	18.34	0.00
					Journal Entry Total:	18.34	18.34
CD-976	05/30/03	2003/5	01-1035-00	Cash - B of A - DIP	Ck:5302003 Oh, Jonathan	0.00	327.34
			01-2031-00	Accts Payable - Post Petition	Ck:5302003 Oh, Jonathan	327.34	0.00
					Journal Entry Total:	327.34	327.34
					CD Journal Totals:	183,117.85	183,117.85
					Report Totals:	183,117.85	183,117.85

BANK OF AMERICA
CASH DISBURSEMENTS
375 551 6875

UNPOSTED WIRES	20691.00
PAYROLL ACH	29501.75
WIRE FEE	20.00
MED REIMB.	(2280.81)
	231049.79

FRISBY TECHNOLOGIES, INC.
Summary of Debt Incurred Since Petition was Filed

Date
Incurred	Description of debt	Amount

various	Trade Payables - Post Petition - see attached	$58,058.26

various	Interest on Pre Petition Debt — from 1/17 to 1/31/03	$5,966.88
	from 2/1 - 2/28/03	11,138.16
	from 3/1 - 3/31/03	12,331.53
	from 4/1 - 4/30/03	11,933.74
	from 5/1 - 5/31/03	12,331.53

	Total	53,701.84

	D-I-P Financing	$50,000.00
	D-I-P Financing	50,000.00
	D-I-P Financing	50,000.00
	D-I-P Financing	50,000.00

	Total D-I-P Financing	$200,000.00

	Accrued Payroll	$7,463.16

	Total Post Petition Debts Remaining Unpaid	$319,223.26

Prog: APR40
User: aggie

POST PETITION

FRISBY TECHNOLOGIES INC.
Aged Payables Report
Aged as of: 05/31/03(By Due Date)

TRADE PAYABLES

Page: 1
Date: 06/02/03
Time: 9:22 am

Invoice	Date	Due Date	Future	Current	Over 30	Over 60	Over 90	Over 120	
Vendor: ABTV Anderson Bauman Tourtellot Vos									
3743	05/12/03	05/12/03		8,136.28					PROF SVCES
3753	05/16/03	05/16/03		7,572.00					
3754	05/23/03	05/23/03		7,644.00					
Vendor Total:	23,352.28		.00	23,352.28	.00	.00	.00	.00	
Vendor: AETNAUS AETNA U.S. HEALTHCARE									
05142003	05/14/03	06/13/03	3,229.91						HEALTH INS
Vendor Total:	3,229.91		3,229.91	.00	.00	.00	.00	.00	
Vendor: AETNAUS2 AETNA U.S. HEALTHCARE									
05142003	05/14/03	06/13/03	366.01						HEALTH INS
Vendor Total:	366.01		366.01	.00	.00	.00	.00	.00	
Vendor: AMERTRAN AMERICAN STOCK TRANSFER AND TR									
089198	05/01/03	05/31/03	750.00						TRANSFER AGENT
Vendor Total:	750.00		750.00	.00	.00	.00	.00	.00	
Vendor: BELLSOUT BELLSOUTH									
05042003	05/04/03	06/03/03	95.58						TELE
Vendor Total:	95.58		95.58	.00	.00	.00	.00	.00	
Vendor: CITY CITY OF WINSTON-SALEM									
03012003	03/01/03	03/31/03				2,500.00			
Vendor Total:	2,500.00		.00	.00	.00	2,500.00	.00	.00	
Vendor: EMHwang E. M. HWANG & PARTNERS									
5059	05/01/03	05/31/03	124.00						TRADEMARK ATTY
Vendor Total:	124.00		124.00	.00	.00	.00	.00	.00	
Vendor: FVKG Freudenberg Vliesstoffe KG									
666975	02/21/03	03/23/03				25,812.50			RAW MAT'L.
666975AdjDM	02/21/03	02/21/03					12.50-		
Vendor Total:	25,800.00		.00	.00	.00	25,812.50	12.50-	.00	
Vendor: JonderIn Jonder Industries LTD									
030401-01	05/05/03	06/04/03	342.88						FREIGHT
Vendor Total:	342.88		342.88	.00	.00	.00	.00	.00	
Vendor: Ohio Ohio Child Support Payment Cen									
5302003	05/30/03	05/30/03		127.40					GARNISHMENTS

rog: APR40
ser: aggie

FRISBY TECHNOLOGIES INC.
Aged Payables Report
Aged as of: 05/31/03(By Due Date)

Page: 2
Date: 06/02/03
Time: 9:22 am

nvoice	Date	Due Date	Total	Future	Current	Over 30	Over 60	Over 90	Over 120	
endor Total:			127.40	.00	127.40	.00	.00	.00	.00	
endor: PITNEY PITNEY BOWES INC.										
524429HR3	03/13/03	04/12/03				731.40				POSTAGE METER LEASE
endor Total:			731.40	.00	.00	731.40	.00	.00	.00	
endor: UNITEDPA UNITED PARCEL SERVICE										
41003Dep.	04/10/03	04/10/03				250.00				FREIGHT
endor Total:			250.00	.00	.00	250.00	.00	.00	.00	
endor: VisibleG Visible Goth, LLC										
002-18pos	01/20/03	01/30/03							388.80	RENT
endor Total:			388.80	.00	.00	.00	.00	.00	388.80	
eport Totals:			58,058.26	4,908.38	23,479.68	981.40	28,312.50	12.50-	388.80

Bank of America
A/C 375 551 6875
5/31/03

	PER BANK					PER BOOK

5/31/03 DIP	368,521.98			GL a/c # 01-1035-00

Balance Per Bank Stmt	368,521.98			Balance per G/L @ 5/31/03		338,331.46

Add:				Unposted deposits:
Deposits in Transit	25.00
				Unposted charges:
					Service charges	(276.23)

Total Dep. In Transit	25.00				FVKG wire	(2,844.00)

Subtract:
Outstanding Checks
Ck #
1147	154.20
1153	366.01
1154	965.00
1155	12,572.00
1156	69.80
1157	525.00
1158	53.37
1159	2,175.36
1160	2,000.00
1161	3,353.34
1162	11,083.33
1163	18.34

Total OS Checks	33,335.75

Ending Balance	335,211.23			Ending Balance		335,211.23

		Diff	-
				Balance per G/L		338,331.46
				Unposted:
					FVKG wire out	(2,844.00)
					Cobra reimbursement	(366.01)

				Balance per Bankruptcy Report		335,121.45

Bank of America

H

CUSTOMER CONNECTION
BANK OF AMERICA, N.A.
DALLAS, TEXAS 75283-2406

Account Number 3755516875
01 01 148 01 M0000 E# 54
Last Statement: 04/30/2003
This Statement: 05/30/2003

Customer Service
1-877-757-8233

FRISBY TECHNOLOGIES, INC.
DEBTOR-IN-POSSESSION 03-50158
OPERATING ACCOUNT
155 COMMERCE DRIVE
ADVANCE NC 27006

Page 1 of 4

Bankruptcy Case Number:00350158

CUSTOMER CONNECTION ECONOMY CHECKING

Account Summary Information

Statement Period 05/01/2003 - 05/30/2003		Statement Beginning Balance	69,047.65
Number of Deposits/Credits	11	Amount of Deposits/Credits	517,939.03
Number of Checks	54	Amount of Checks	150,386.00
Number of Other Debits	31	Amount of Other Debits	68,078.70
		Statement Ending Balance	368,521.98
Number of Enclosures	54		
		Service Charge	276.23

Deposits and Credits

Date Posted	Customer Reference	Amount	Description	Bank Reference
05/01		365.00	NC BANKING CENTER DEPOSIT	20006100807865
05/02		32.56	WIRE TYPE:WIRE IN DATE: 050203 TIME:0631 CT TRN:030502007446 FDREF/SEQ:119IS01406300000/000307 ORIG:AMORIM IND SOL IND CORT B SND BK:HSBC BANK US A ID:021001088 PMT DET:TRF. (BKCD)CRED	00370007446
05/05		17,477.75	NC BANKING CENTER DEPOSIT	20006500575194
05/08		799.37	WIRE TYPE:WIRE IN DATE: 050803 TIME:0655 CT TRN:030508007230 FDREF/SEQ:S07312802511O1/001437 ORIG:APRIL SHOWER CORP SND BK:CITIBANK NA ID:02100 0089 PMT DET:BALANCE PMT FOR INV 14494 LESS CHARGE S - NA CHARLOTTE NC DALLAS TX	00370007230
05/09		1,914.80	NC BANKING CENTER DEPOSIT	20006200351928
05/12		850.00	NC BANKING CENTER DEPOSIT	20006200526989
05/12		21,024.40	Wire In-international WIRE TYPE:INTL IN DATE:051203 TIME:0424 CT TRN:030512002392 SENDERS REF:030512024879 ORIG:SCHOELLER TEXTIL AG ORIG BK:CREDIT SUISSE (FI RST BOSTON) ID:CRESCHZZ80A PMT DET: $20.00 FEE DED UCT/RFB/V83513239673001 INVOICE PF05-09-03	00370002392
05/12		121,510.13	NC BANKING CENTER DEPOSIT	20006200526941
05/15		31,230.00	NC ITEM PROCESSING DEPOSIT	888806600410093
05/22		4,896.00	NC BANKING CENTER DEPOSIT	06100255599
05/28		317,839.02	NC BANKING CENTER DEPOSIT	06500623763

Withdrawals and Debits

Checks

Check Number	Amount	Date Posted	Bank Reference	Check Number	Amount	Date Posted	Bank Reference
1098	3,229.91	05/05	9130038554	1106	448.79	05/07	6030565730
1099	366.01	05/05	9030489531	1107	1,388.90	05/19	8330462275
1100	5,072.00	05/02	6300481906	1108	550.00	05/16	6600569435
1101	65.88	05/05	8230530282	1109	8,383.35	05/12	6600147560
1102	707.47	05/07	6030576369	1110	8,687.15	05/12	9030298918
1103	537.55	05/13	9130249624	1111	269.10	05/27	9030797281
1104	7,980.00	05/08	5930406137	1112	11,046.38	05/21	6400302202
1105	254.80	05/02	9230399983	1113	72.55	05/20	9030702223

H

Bank of America

CUSTOMER CONNECTION
BANK OF AMERICA, N.A.
DALLAS, TEXAS 75283-2406

Account Number 3755516875
01 01 148 01 M0000 E# 54
Last Statement: 04/30/2003
This Statement: 05/30/2003

[redacted]

Customer Service
1-877-757-8233

FRISBY TECHNOLOGIES, INC.

[redacted]

Page 2 of 4

Bankruptcy Case Number:00350158

CUSTOMER CONNECTION ECONOMY CHECKING

Withdrawals and Debits

Checks - Continued

Check Number	Amount	Date Posted	Bank Reference	Check Number	Amount	Date Posted	Bank Reference
1114	7,572.00	05/19	9430761827	1133	10,000.00	05/28	6030595367
1115	96.14	05/14	6100036156	1134	687.00	05/27	8230652996
1116	651.00	05/15	0600358944	1135	66.24	05/27	8230249749
1117	40.79	05/16	9130615428	1136	351.16	05/27	0100708222
1118	6.72	05/14	6100069404	1137	202.29	05/22	6100255592
1119	1,011.90	05/14	6100070422	1138	787.42	05/28	6030589870
1120	14,000.00	05/21	6400300527	1139	125.00	05/27	8230770718
1121	3,100.00	05/15	6230568418	1140	2,000.00	05/27	8730439585
1122	28.41	05/20	8330821274	1141	743.50	05/27	8230249932
1123	254.80	05/16	9030343523	1142	7,500.00	05/30	5930382365
1124	115.00	05/19	9230550979	1143	81.19	05/30	8230415459
1125	1,953.13	05/28	8730873345	1144	254.80	05/28	8230109403
1126	200.00	05/16	6200046391	1145	1,746.07	05/28	7230651478
1127	1,341.75	05/16	9130610964	1146	505.84	05/28	6300544728
1128	37,425.66	05/19	8730535406	1148*	334.41	05/28	8730899090
1129	82.55	05/28	9130118414	1149	33.41	05/28	9030462842
1130	3,229.91	05/28	9130113289	1150	278.47	05/28	6030579490
1131	1,922.50	05/27	8230250349	1151	1,607.14	05/27	6500770235
1132	750.00	05/30	9030616239	1152	239.96	05/28	9130112930

Other Debits

Date Posted	Customer Reference	Amount	Description	Bank Reference
05/01		1,525.42	WIRE TYPE:WIRE OUT DATE:050103 TIME:1409 CT TRN:030501051680 FDREF/SEQ:030501051680/002455 BNF:J. OH ID:60026958 BNF BK:CITIBANK N.A. ID:0210 00089 PMT DET:COMMISSION	00370051680
05/01	1	12.00	MANUAL WIRE OUT - DOM	09980200032
05/02		17.00	CHECK ORDER FEE	09820100416
05/02	1	5.00	WIRE ADVICE FAX	09980200026
05/02	1	10.00	INCOMING DOMESTIC WIRE	09980200025
05/05		2,483.00	Wire Out-international WIRE TYPE:INTL OUT DATE:050503 TIME:1516 CT TRN:030505052136 BNF:FREUDENBERG VLIESSTOFFE KG ID:5947163 BNF BK:D EUTSCHE BANK AG ID:DEUTDESM PMT DET:REF:INV#110029 21	00370052136
05/05		3,610.86	WIRE TYPE:WIRE OUT DATE:050503 TIME:1514 CT TRN:030505051851 FDREF/SEQ:030505051851/002154 BNF:TPA000107 ID:2700000017 BNF BK:MATRIX CAPITAL BANK ID:312270418 PMT DET:FRISBY TECHNOLOGIES RETI REMENT PLAN	00370051851
05/05	1	12.00	MANUAL WIRE OUT - DOM	09980200037
05/05	1	40.00	MANUAL INTL WIRE OUTGOING	09980200036

* Preceding checks are still outstanding or have been included in a previous statement

Bank of America

CUSTOMER CONNECTION
BANK OF AMERICA, N.A.
DALLAS, TEXAS 75283-2406

Account Number 3755516875
01 01 148 01 M0000 E# 54
Last Statement: 04/30/2003
This Statement: 05/30/2003

[redacted]

Customer Service
1-877-757-8233

FRISBY TECHNOLOGIES, INC.

[redacted]

Page 3 of 4

Bankruptcy Case Number:00350158

CUSTOMER CONNECTION ECONOMY CHECKING

Other Debits - Continued

Date Posted	Customer Reference	Amount	Description	Bank Reference
05/07		10,636.44	WIRE TYPE:WIRE OUT DATE:050703 TIME:0808 CT TRN:030507010121 FDREF/SEQ:030507010121/000399 BNF:ADP PAYROLL TAX DEPOSIT CU ID:00153170 BNF BK: BANKERS TRUST COMPANY ID:021001033 PMT DET:0507798 906002273PLEASE QUOTE THE RFB FIELD IN YOUR RESPON	00370010121
05/07	1	10.00	WIRE OUT-DRAWDOWN RESPONSE	09980200034
05/08		5,850.86	WIRE TYPE:WIRE OUT DATE:050803 TIME:0832 CT TRN:030508011160 FDREF/SEQ:030508011160/000608 BNF:ADP PAYROLL TAX DEPOSIT CU ID:00153170 BNF BK: BANKERS TRUST COMPANY ID:021001033 PMT DET:0508148 749003014PLEASE QUOTE THE RFB FIELD IN YOUR RESPON	00370011160
05/08	1	5.00	WIRE ADVICE FAX	09980200036
05/08	1	10.00	WIRE OUT-DRAWDOWN RESPONSE	09980200034
05/08	1	10.00	INCOMING DOMESTIC WIRE	09980200035
05/12	1	5.00	WIRE ADVICE FAX	09980200036
05/15		2,844.00	Wire Out-international WIRE TYPE:INTL OUT DATE:051503 TIME:1021 CT TRN:030515021469 BNF:FREUDENBERG VLIESSTOFFE KG ID:5947163 BNF BK:D EUTSCHE BANK AG ID:DEUTDESM PMT DET:INV#11002903	00370021469
05/15	1	40.00	MANUAL INTL WIRE OUTGOING	09980200046
05/20		43.10	WIRE TYPE:WIRE OUT DATE:052003 TIME:1002 CT TRN:030520016901 FDREF/SEQ:030520016901/000800 BNF:J OH ID:60026958 BNF BK:CITIBANK N.A. ID:02100 0089 PMT DET:COMMISSION-COMAX	00370016901
05/20	1	12.00	MANUAL WIRE OUT - DOM	09980200055
05/21		8,193.86	WIRE TYPE:WIRE OUT DATE:052103 TIME:0812 CT TRN:030521010057 FDREF/SEQ:030521010057/000506 BNF:ADP PAYROLL TAX DEPOSIT CU ID:00153170 BNF BK: BANKERS TRUST COMPANY ID:021001033 PMT DET:0521598 830002144PLEASE QUOTE THE RFB FIELD IN YOUR RESPON	00370010057
05/21	1	10.00	WIRE OUT-DRAWDOWN RESPONSE	09980200024
05/22		4,820.59	WIRE TYPE:WIRE OUT DATE:052203 TIME:0819 CT TRN:030522011062 FDREF/SEQ:030522011062/000578 BNF:ADP PAYROLL TAX DEPOSIT CU ID:00153170 BNF BK: BANKERS TRUST COMPANY ID:021001033 PMT DET:0522663 626002359PLEASE QUOTE THE RFB FIELD IN YOUR RESPON	00370011062
05/22		9,620.00	WIRE TYPE:WIRE OUT DATE:052203 TIME:1153 CT TRN:030522029003 FDREF/SEQ:030522029003/001427 BNF:DOW JONES CO. ID:140801942 BNF BK:JPMORGAN CHA SE BANK ID:021000021 PMT DET:INV# 7F9951B000001	00370029003
05/22		17,847.00	Wire Out-international WIRE TYPE:INTL OUT DATE:052203 TIME:0810 CT TRN:030522010444 BNF:FREUDENBERG VLIESSTOFFE KG ID:5947163 BNF BK:D EUTSCHE BANK AG ID:DEUTDESM PMT DET:INV 11003004	00370010444
05/22	1	10.00	WIRE OUT-DRAWDOWN RESPONSE	09980200032
05/22	1	12.00	MANUAL WIRE OUT - DOM	09980200034
05/22	1	40.00	MANUAL INTL WIRE OUTGOING	09980200033
05/30		4.23	Service Charge

H

Bank of America

CUSTOMER CONNECTION
BANK OF AMERICA, N.A.
DALLAS, TEXAS 75283-2406

Account Number 3755516875
01 01 148 01 M0000 E# 54
Last Statement: 04/30/2003
This Statement: 05/30/2003

[redacted]

Customer Service
1-877-757-8233

FRISBY TECHNOLOGIES, INC.

[redacted]

Page 4 of 4

Bankruptcy Case Number:00350158

CUSTOMER CONNECTION ECONOMY CHECKING

ther Debits - Continued

ate osted	Customer Reference	Amount	Description	Bank Reference
5/30		327.34	WIRE TYPE:WIRE OUT DATE:053003 TIME:1357 CT TRN:030530062416 FDREF/SEQ:030530062416/002621 BNF:J. OH ID:60026958 BNF BK:CITIBANK N.A. ID:0210 00089 PMT DET:EXPENSE REIMBURSEMENTS	00370062416
5/30	1	12.00	MANUAL WIRE OUT - DOM	09980200037

Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
04/30	69,047.65	64,399.89	05/15	196,526.41	165,198.01
05/01	67,875.23	64,342.23	05/16	194,139.07	164,259.07
05/02	62,548.99	62,358.91	05/19	147,637.51	117,757.51
05/05	70,219.08	52,741.33	05/20	147,481.45	145,688.65
05/07	58,416.38	40,938.63	05/21	114,231.21	114,231.21
05/08	45,359.89	44,311.23	05/22	86,575.33	81,679.33
05/09	47,274.69	46,664.64	05/27	78,803.69	73,907.69
05/12	173,583.72	51,383.09	05/28	377,196.74	59,063.96
05/13	173,046.17	171,406.07	05/29	377,196.74	59,357.72
05/14	171,931.41	170,291.31	05/30	368,521.98	50,682.96